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                                                                   Exhibit 23.1
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Consent of independent public accountants

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.

                                          /s/  ARTHUR ANDERSEN LLP

San Francisco, California

April 26, 2002


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